UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7162

Salomon Brothers High Income Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
 (Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Salomon Brothers Asset Management Inc
300 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 725-6666

Date of fiscal year end: December 31
Date of reporting period: December 31, 2004

ITEM 1. REPORT TO STOCKHOLDERS.

        The Annual Report to Stockholders is filed herewith.

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Letter from the Chairman

Dear Shareholder,

The bond markets generated positive returns over the one-year period ended December 31, 2004. The first four months of the year were relatively stable for fixed income markets as the economy showed signs of a turnaround, with the economic outlook for 2004 as encouraging as it has been since 1999. Signs of inflation and strong non-farm payroll numbers began to appear in March and April of 2004. Strong job numbers, combined with inflation fighting language from the Federal Reserve Board (“Fed”),[i] led to a rise in U.S. Treasury yields, with 10-year yields gaining more than 100 basis pointsii from their early March lows. Yields on most fixed-income instruments, particularly those on shorter-maturity issues, began moving up and continued their ascent as it became more evident that the improving economy and higher inflation would compel the Fed to act in June. The Fed finally raised its federal funds rateiii target to 1.25% in June off the stronger employment numbers.

R. Jay Gerken, CFA Chairman

Against this backdrop, fixed income markets finished on a somewhat more stable note in June and July. The Fed continued raising its federal funds target rate in June and by an additional quarter-of-a-percentage point at each subsequent meeting in August, September, November and December despite significant softening of many economic indicators during the late summer months, bringing the target rate to 2.25% at the end of the reporting cycle for the fund. After the end of the reporting period, at their February meeting, the Fed once again raised the target rate by 0.25% to 2.50% .

The U.S. high-yield bond market took a more tempered tone this year versus 2003, as signs of economic recovery increased and statements by the Fed indicated that the central bank might begin raising interest rates sooner than anticipated. After declining in April and May, among significant U.S. Treasury volatility, the high-yield market benefited later in the period due to a strong rally in U.S. Treasuries as the economy showed signs of slowing. Recent improvement in the U.S. economy has proved favorable for corporate earnings and the corporate bond credit environment. While markets will fluctuate, the high-yield market has remained healthy from a fundamental perspective, as many companies generated better-than-expected earnings and default rates continued to decline.

Please read on for a more detailed look at prevailing economic and market conditions during the fund’s fiscal year and to learn how those conditions have affected fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”) and Citicorp Trust Bank (“CTB”), an affiliate of CAM,

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that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against CAM, CTB, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of an internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund. For further information, please see the “Additional Information” note in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken,
CFA Chairman

February 3, 2005

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Manager Overview Performance Review

For the 12 months ended December 31, 2004, the Salomon Brothers High Income Fund Inc. returned -2.70%, based on its New York Stock Exchange (“NYSE”) market price and 11.53% based on its net asset value (“NAV”)iv per share. In comparison, the fund’s unmanaged benchmarks, the Citigroup High Yield Market Indexv and the J.P. Morgan Emerging Markets Bond Index Plus (“EMBI+”),vi returned 10.79% and 11.77%, respectively, over the same time period. The Lipper High Current Yield Closed-End Funds Category Averagevii was 12.09% . Please note that Lipper performance returns are based on each fund’s NAV.

During the 12-month period, the fund distributed dividends to shareholders totaling $0.8800 per share which included $0.08 per share from January 2004 to August 2004. At the August Board of Directors’ Meeting, the director reduced the dividend to 0.06 per share effective with September dividend. The performance table shows the fund’s 30-day SEC yield as well as its 12-month total return based on its NAV and market price as of December 31, 2004. Past performance is no guarantee of future results. The fund’s yields will vary.

FUND PERFORMANCE
AS OF DECEMBER 31, 2004
(unaudited)

	30-Day	12-Month
Price Per Share	SEC Yield	Total Return

$10.72 (NAV)	5.60%	11.53%

$10.23 (Market Price)	5.87%	-2.70%

All figures represent past performance and are not a guarantee of future results. The fund’s yields will vary.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions, if any, in additional shares. The “SEC yield” is a return figure often quoted by bond and other fixed-income mutual funds. This quotation is based on the most recent 30-day (or one-month) period covered by the fund’s filings with the SEC. The yield figure reflects the dividends and interest earned during the period after deduction of the fund’s expenses for the period. The yield is as of December 31, 2004 and is subject to change.

Market Overview

During 2004, the high yield market, as represented by the Citigroup High Yield Market Index, returned 10.79%, outperforming nearly all other fixed income asset classes. The high-yield market’s strong performance reflected the favorable technical and fundamental conditions that existed for high-yield bonds through most of the period. The high yield market started the year strong off 2003’s year-long rally but began to decline late in January as volatility picked up on investor concerns over the timing of anticipated rate increases. The high yield market continued to decline in February, with lower-quality issues leading the way down amid large fund outflows, continued profit taking and greater focus on company fundamentals.

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In March, investors sought haven in higher-rated bonds in the non-investment-grade universe as terrorism fears and weak employment numbers exerted pressure on stock markets and drove yields on U.S. Treasury bonds lower. However, economic data released in April, showing an improving labor market and signs of higher inflation, sparked another sell-off in U.S. Treasury bonds as investors shifted their expectations of Fed tightening from 2005 to the summer of 2004. Additionally, economic data in May sparked increased inflation fears, with concern over Fed tightening transitioning from timing to size and pace of the expected interest rate increases. Once again, the volatility in the U.S. Treasury market spilled into the high-yield market, resulting in negative returns and large mutual fund redemptions.

However, the high-yield bond market rallied for the remainder of the year as increased investor confidence that the Fed would raise rates at a “measured pace” resulted in a strong rally in U.S. Treasuries and tight spreads across fixed income asset classes. Reduced U.S. Treasury market volatility, combined with the continued low interest rate environment, set a positive tone for high yield, engendering generally positive mutual fund flows and contributing both to the record number of deals that came to market during the year and strong demand for higher yielding assets. Additionally, default rates reached 20-year lows as the improving economy and the low interest rate environment enabled companies to extend their debt maturities and improve their liquidity.

Top performing industries for the 12 months ended December 31, 2004 consisted of textiles, restaurants and consumer products. The most significant underperformers included airlines, homebuilders and retail. Similar to last year, lower-quality bonds outperformed higher-quality in 2004, with CCC-rated bonds returning 15.70%, B-rated bonds returning 10.71% and BB-rated bonds returning 9.04% . Longer-dated bonds outperformed shorter maturities, with bonds with a remaining maturity of 10 years or greater up 12.18%, while bonds with a remaining maturity of 1-7 years returned 10.74% .

Based on the 7.08% yieldviii of the Citigroup High Market Yield Index as of December 31, 2004, high-yield bonds continued to offer competitive yields relative to U. S. Treasury notes.ix However, high-yield issues are subject to additional risks, such as the increased possibility of default because of their lower credit quality, and yields and prices will fluctuate.

Emerging Markets Debt

Emerging markets debt performed positively through the year ended December 31, 2004, returning 11.77% as represented by the EMBI+. Continually improving country fundamentals and strong market technicals outweighed the downward pressure exerted throughout the year by Fed tightening, although periods of increased volatility (particularly April and May) impacted returns in the short term. Continued strength in commodity prices, including metals, agriculture and oil, provided positive support for many emerging market countries.

The year was also marked by broad credit quality improvements across emerging markets; Moody’s and Standard & Poor’s collectively upgraded 15 countries during the last 12 months, representing more than 58.0% of the J.P. Morgan Emerging Markets Bond Index Global.x This improving credit quality encouraged broader investor participation and may have caused some long-term investors to change their allocation to emerging markets from tactical to strategic, providing additional technical support for the market.

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Factors Influencing Fund Performance

Over the 12 months ending December 31, 2004, the fund benefited from its overweighting in issues rated CCC and in the consumer products sector and its issue selection. Fund performance was adversely affected by its underweight position in the telecommunications sector. The fund benefited from its allocation to emerging markets debt, which outperformed all other fixed income asset classes during the period. The fund remained overweight lower-rated securities based upon our rationale that the fund could benefit from an improving economy and potentially outperform higher-rated credits if interest rates were to rise.

Looking for Additional Information?

The fund is traded under the symbol “HIF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XHIFX. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that will provide additional information. In addition, the fund issues a quarterly press release that can be found on most major financial websites as well as www.sbam.com.

In a continuing effort to provide information concerning the fund, shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the fund’s current NAV, market price and other information.

Thank you for your investment in the Salomon Brothers High Income Fund Inc. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund’s investment goals.

Sincerely,

Peter J. Wilby, CFA	Beth A. Semmel, CFA	James E. Craige, CFA
President	Executive Vice President	Executive Vice President

January 31, 2005

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The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The fund’s top five sector holdings (as a % of net assets) as of December 31, 2004 were: Consumer Non-Cyclical (14.3%), Basic Industries (12.3%), Media-Cable (8.8%), Telecommunications (7.7%), Consumer Cyclical (5.3%) . The fund’s portfolio composition is subject to change at any time.

RISKS: Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging or developing markets. High yield bonds involve greater credit and liquidity risks than investment grade bonds. Investors could lose money on their investment in the fund.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i	The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	A basis point is one one-hundredth (1/100 or 0.01) of one percent.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	NAV is calculated by subtracting total liabilities from the closing value of all securities held by the fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the fund has invested. However, the price at which an investor may buy or sell shares of the fund is at the fund’s market price as determined by supply of and demand for the fund’s shares.

v	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vi	The J.P. Morgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.

vii	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 8 funds in the fund’s Lipper category, and excluding sales charges.

viii	As measured by the yield on the Citigroup High Yield Market Index as of the period’s close.

ix	Yields are subject to change and will fluctuate.

[x]	J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

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Fund at a Glance (unaudited)

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Schedule of Investments December 31, 2004
Face
Amount	Security	Value

Corporate Bonds & Notes — 68.8%
Basic Industries — 12.3%
$175,000	Abitibi-Consolidated Inc., Debentures, 8.850% due 8/1/30	$176,750
275,000	Acetex Corp., Sr. Notes, 10.875% due 8/1/09	300,437
375,000	Airgas, Inc., Sr. Sub. Notes, 9.125% due 10/1/11	419,062
125,000	AK Steel Corp., 7.875% due 2/15/09	127,969
175,000	Anchor Glass Container Corp., Sr. Secured Notes, 11.000% due 2/15/13	188,125
175,000	Appleton Papers Inc., Sr. Sub. Notes, Series B, 9.750% due 6/15/14 (a)	194,250
250,000	Applied Extrusion Technologies, Inc., Sr. Notes, Series B,
	10.750% due 7/1/11 (a)(b)(c)	150,000
200,000	BCP Caylux Holdings Luxembourg SCA, Sr. Sub. Notes,
	9.625% due 6/15/14 (d)	226,500
200,000	Berry Plastics Corp., Sr. Sub. Notes, 10.750% due 7/15/12 (a)	230,000
	Buckeye Technologies Inc., Sr. Sub. Notes:
125,000	9.250% due 9/15/08 (a)	125,625
75,000	8.000% due 10/15/10	75,375
150,000	Compass Minerals Group, Inc., Sr. Sub. Notes, 10.000% due 8/15/11	169,500
175,000	Equistar Chemicals L.P., Sr. Notes, 10.625% due 5/1/11	203,875
125,000	Huntsman International LLC, Sr. Sub. Notes, 10.125% due 7/1/09 (a)	132,187
100,000	IMCO Recycling Inc., Sr. Secured Notes, 10.375% due 10/15/10	114,000
100,000	IMCO Recycling Escrow Inc., Sr. Notes, 9.000% due 11/15/14 (d)	104,500
200,000	Innophos Inc., Sr. Sub. Notes, 8.875% due 8/15/14 (d)	217,000
350,000	ISP Chemco Inc., Sr. Sub. Notes, Series B, 10.250% due 7/1/11	397,250
325,000	KI Holdings Inc., Sr. Discount Notes, zero coupon until 11/15/09,
	9.875% thereafter, due 11/15/14 (d)	209,625
	Lyondell Chemical Co., Sr. Secured Notes:
100,000	9.500% due 12/15/08	109,000
100,000	11.125% due 7/15/12 (a)	119,250
150,000	Methanex Corp., Sr. Notes, 8.750% due 8/15/12	175,875
200,000	Millennium America Inc., Sr. Notes, 9.250% due 6/15/08	228,500
50,000	Mueller Group Inc., Sr. Sub. Notes, 10.000% due 5/1/12	54,750
225,000	Mueller Holdings Inc., Discount Notes, zero coupon until 4/15/09,
	14.750% thereafter, due 4/15/14	155,250
225,000	Newark Group, Inc., Sr. Sub. Notes, 9.750% due 3/15/14	240,750
75,000	OM Group, Inc., Sr. Secured Notes, 9.250% due 12/15/11	80,250
250,000	Plastipak Holdings, Inc., Sr. Notes, 10.750% due 9/1/11 (a)	282,500
100,000	Pliant Corp., 2nd Priority Sr. Secured Notes, 11.125% due 9/1/09	109,500
100,000	Radnor Holdings Corp., Sr. Notes, 11.000% due 3/15/10	86,250
750,000	Republic Technologies International, LLC, Sr. Sub. Notes,
	13.750% due 7/15/09 (b)(c)(e)	0
150,000	Resolution Performance Products, Inc., Sr. Sub. Notes,
	13.500% due 11/15/10 (a)	163,875
	Rhodia S.A.:
25,000	Sr. Notes, 10.250% due 6/1/10 (a)	28,250
275,000	Sr. Sub. Notes, 8.875% due 6/1/11 (a)	278,437

See Notes to Financial Statements.

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Schedule of Investments (continued)
December 31, 2004
Face
Amount	Security	Value

Basic Industries — 12.3% (continued)
$200,000	Smurfit Capital Funding PLC, Debentures, 7.500% due 11/20/25	$200,000
250,000	Stone Container Corp., Sr. Notes, 8.375% due 7/1/12	273,750
25,000	Stone Container Finance, Sr. Notes, 7.375% due 7/15/14	26,750
	Tekni-Plex, Inc.:
225,000	Sr. Secured Notes, 8.750% due 11/15/13 (d)	225,000
50,000	Sr. Sub. Notes, Series B, 12.750% due 6/15/10 (a)	47,750
81,000	Westlake Chemical Corp., 8.750% due 7/15/11	91,935

		6,739,652

Consumer Cyclical — 5.3%
250,000	AMF Bowling Worldwide, Inc., Sr. Sub. Notes, 10.000% due 3/1/10	268,125
175,000	Buffets Inc., Sr. Sub. Notes, 11.250% due 7/15/10	188,125
300,000	Cinemark Inc., Sr. Discount Notes, zero coupon until 3/15/09, 9.750%
	thereafter, due 3/15/14	228,000
225,000	Denny’s Holdings Inc., Sr. Notes, 10.000% due 10/1/12 (a)(d)	243,281
300,000	Host Marriott L.P., Sr. Notes, Series E, 8.375% due 2/15/06	315,000
	Interface, Inc.:
125,000	Sr. Notes, 10.375% due 2/1/10	144,375
75,000	Sr. Sub. Notes, 9.500% due 2/1/14 (a)	82,125
50,000	LCE Acquisition Corp., Sr. Sub. Notes, 9.000% due 8/1/14 (d)	54,375
250,000	Leslie’s Poolmart, Sr. Notes, Series B, 10.375% due 7/15/08	266,562
	Levi Strauss & Co., Sr. Notes:
35,000	11.625% due 1/15/08 (a)	36,925
165,000	12.250% due 12/15/12 (a)	184,387
	MeriStar Hospitality Corp., Sr. Notes:
100,000	9.000% due 1/15/08	105,875
125,000	9.125% due 1/15/11	135,625
79,000	Saks Inc., Notes, 7.000% due 12/1/13 (a)	81,074
200,000	Sbarro, Inc., Sr. Notes, 11.000% due 9/15/09 (a)	203,000
	Six Flags, Inc., Sr. Notes:
2,000	8.875% due 2/1/10	2,035
100,000	9.750% due 4/15/13 (a)	102,000
25,000	9.625% due 6/1/14	25,250
225,000	Starwood Hotels & Resorts Worldwide, Inc., Sr. Notes, 7.875% due 5/1/12	258,188

		2,924,327

Consumer Non-Cyclical — 14.3%
175,000	aaiPharma Inc., Sr. Sub. Notes, 12.000% due 4/1/10 (a)(f)	131,687
200,000	AmeriPath, Inc., Sr. Sub. Notes, 10.500% due 4/1/13	213,500
175,000	Ameristar Casinos, Inc., Sr. Sub. Notes, 10.750% due 2/15/09	196,000
44,000	Applica Inc., Sr. Sub. Notes, 10.000% due 7/31/08	44,000
225,000	Athena Neurosciences Finance LLC, Sr. Notes, 7.250% due 2/21/08	236,250

See Notes to Financial Statements.

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Schedule of Investments (continued)
December 31, 2004
Face
Amount	Security	Value

Consumer Non-Cyclical — 14.3% (continued)
	Caesars Entertainment Inc., Sr. Sub. Notes:
$300,000	8.875% due 9/15/08	$340,500
125,000	8.125% due 5/15/11 (a)	145,000
75,000	Curative Health Services Inc., Sr. Notes, 10.750% due 5/1/11	67,500
133,020	Dade Behring Holdings Inc., Sr. Sub. Notes, 11.910% due 10/3/10	148,650
225,000	Doane Pet Care Co., Sr. Sub. Notes, 9.750% due 5/15/07 (a)	222,750
13,000	Elan Pharmaceutical Investments III, Notes, Series B, 7.720% due 3/15/05	13,130
175,000	Extendicare Health Services, Inc., Sr. Notes, 9.500% due 7/1/10 (d)	196,875
75,000	Hanger Orthopedic Group, Inc., Sr. Notes, 10.375% due 2/15/09 (a)	77,813
100,000	HCA Inc., Notes, 6.375% due 1/15/15	100,589
175,000	Herbst Gaming Inc., Sr. Sub. Notes, 7.000% due 11/15/14 (d)	178,062
150,000	Hines Nurseries, Inc., Sr. Notes, 10.250% due 10/1/11	164,625
300,000	Home Interiors & Gifts, Inc., Sr. Sub. Notes, 10.125% due 6/1/08	249,000
200,000	IASIS Healthcare Corp., Sr. Sub. Notes, 8.750% due 6/15/14	219,000
175,000	Icon Health & Fitness, Inc., Sr. Sub. Notes, 11.250% due 4/1/12	147,875
200,000	Inn of the Mountain Gods Resort & Casino, Sr. Notes,
	12.000% due 11/15/10	235,000
125,000	InSight Health Services Corp., Sr. Sub. Notes, Series B,
	9.875% due 11/1/11 (a)	126,875
175,000	Jafra Cosmetics International Inc., Sr. Sub. Notes, 10.750% due 5/15/11	198,625
125,000	Jean Coutu Group, Inc., Sr. Sub. Notes, 8.500% due 8/1/14 (a)(d)	128,750
175,000	Kerzner International Ltd., Sr. Sub. Notes, 8.875% due 8/15/11	192,063
100,000	Leiner Health Products Inc., Sr. Sub. Notes, 11.000% due 6/1/12	109,750
150,000	Medical Device Manufacturing Inc., Sr. Sub. Notes, 10.000% due 7/15/12 (d)	162,375
	MGM MIRAGE:
75,000	Sr. Notes, 6.750% due 9/1/12	79,313
300,000	Sr. Sub. Notes, 9.750% due 6/1/07	334,500
1,400,000	Nebco Evans Holding Co., Sr. Discount Notes, 12.375% due 7/15/07 (b)(c)(e)	0
89,856	Nutritional Sourcing Corp., Notes, 10.125% due 8/1/09	63,348
225,000	Omega Healthcare Investors Inc., Sr. Notes, 7.000% due 4/1/14	232,312
225,000	Pinnacle Entertainment Inc., Sr. Sub. Notes, 8.250% due 3/15/12	240,188
200,000	Pinnacle Foods Holding Corp., Sr. Sub. Notes, 8.250% due 12/1/13 (d)	191,500
175,000	Playtex Products Inc., Sr. Sub. Notes, 9.375% due 6/1/11 (a)	187,687
	Rite Aid Corp.:
50,000	Notes, 7.125% due 1/15/07 (a)	50,250
250,000	Sr. Notes, 7.625% due 4/15/05	253,750
250,000	Sealy Mattress Co., Sr. Sub. Notes, 8.250% due 6/15/14	266,250
125,000	Simmons Bedding Co., Sr. Discount Notes, zero coupon until 12/15/09,
	10.000% thereafter, due 12/15/14 (d)	76,875
25,000	Station Casinos, Inc., Sr. Sub. Notes, 6.875% due 3/1/16	26,156
125,000	Sybron Dental Specialties, Inc., Sr. Sub. Notes, 8.125% due 6/15/12	136,875

See Notes to Financial Statements.

S A L O M O N     B R O T H E R S     H I G H     I N C O M E     F U N D     I N C .

Schedule of Investments (continued)
December 31, 2004
Face
Amount	Security	Value

Consumer Non-Cyclical — 14.3% (continued)
	Tenet Healthcare Corp.:
$200,000	Notes, 7.375% due 2/1/13 (a)	$195,000
	Sr. Notes:
125,000	6.500% due 6/1/12	116,250
100,000	6.875% due 11/15/31	85,750
275,000	Triad Hospitals, Inc., Sr. Sub. Notes, 7.000% due 11/15/13	282,563
325,000	United Industries Corp., Sr. Sub. Notes, Series D, 9.875% due 4/1/09	341,656
200,000	Venetian Casino Resort, LLC, Mortgage Notes, 11.000% due 6/15/10	229,250
225,000	VWR International Inc., Sr. Sub. Notes, 8.000% due 4/15/14	241,313

		7,877,030

Energy — 4.9%
	Dynegy Holdings Inc.:
	Debentures:
100,000	7.125% due 5/15/18 (a)	89,625
400,000	7.625% due 10/15/26	349,500
100,000	Secured Notes, 9.875% due 7/15/10 (d)	112,250
	El Paso Corp.:
200,000	Notes, 7.875% due 6/15/12 (a)	210,250
	Sr. Notes:
250,000	7.800% due 8/1/31 (a)	241,250
300,000	7.750% due 1/15/32 (a)	288,750
150,000	Hanover Compressor Co., Sub. Notes, zero coupon due 3/31/07	131,250
200,000	Key Energy Services, Inc., Sr. Notes, Series C, 8.375% due 3/1/08	210,500
180,000	Magnum Hunter Resources, Inc., Sr. Notes, 9.600% due 3/15/12 (a)	205,200
150,000	Swift Energy Co., Sr. Sub. Notes, 9.375% due 5/1/12	168,750
	The Williams Cos., Inc., Notes:
100,000	7.625% due 7/15/19	110,500
475,000	7.875% due 9/1/21	532,000
50,000	8.750% due 3/15/32	57,688

		2,707,513

Financial — 0.0%
493,850	Airplanes Pass-Through Trust, Series D, 10.875% due 3/15/19 (b)(c)(e)	0

Housing Related — 1.2%
200,000	Associated Materials Inc., Sr. Sub. Notes, 9.750% due 4/15/12	224,500
100,000	Collins & Aikman Floor Coverings Inc., Sr. Sub. Notes, Series B,
	9.750% due 2/15/10	108,000
225,000	Ply Gem Industries, Inc., Sr. Sub. Notes, 9.000% due 2/15/12	229,500
100,000	THL Buildco Inc., Sr. Sub. Notes, 8.500% due 9/1/14 (d)	105,000

		667,000

Manufacturing — 4.1%
175,000	Alliant Techsystems Inc., Sr. Sub. Notes, 8.500% due 5/15/11	192,500
25,000	Case New Holland Inc., Sr. Notes, 9.250% due 8/1/11 (d)	27,938
175,000	Flowserve Corp., Sr. Sub. Notes, 12.250% due 8/15/10 (a)	194,250

See Notes to Financial Statements.

S A L O M O N     B R O T H E R S     H I G H     I N C O M E     F U N D     I N C .

Schedule of Investments (continued)
December 31, 2004
Face
Amount	Security	Value

Manufacturing — 4.1% (continued)
$ 75,000	General Binding Corp., Sr. Notes, 9.375% due 6/1/08	$75,375
200,000	General Motors Corp., Debentures, 8.375% due 7/15/33 (a)	207,790
100,000	Invensys PLC, Sr. Notes, 9.875% due 3/15/11 (a)(d)	108,000
500,000	Key Plastics Holdings, Inc., Sr. Sub. Notes, Series B,
	10.250% due 3/15/07 (b)(c)(e)	625
100,000	Keystone Automotive Operations Inc., Sr. Sub. Notes, 9.750% due 11/1/13	107,500
75,000	Kinetek, Inc., Sr. Notes, Series D, 10.750% due 11/15/06	73,687
250,000	L-3 Communications Corp., Sr. Sub. Notes, 7.625% due 6/15/12	275,625
125,000	Moll Industries, Inc., Sr. Sub. Notes, 10.500% due 7/1/08 (b)(c)(e)	0
100,000	NMHG Holding Co., Sr. Notes, 10.000% due 5/15/09	111,000
200,000	Sensus Metering Systems, Inc., Sr. Sub. Notes, 8.625% due 12/15/13	206,000
200,000	Sequa Corp., Sr. Notes, 9.000% due 8/1/09	226,500
100,000	Tenneco Automotive Inc., Sr. Secured Notes, Series B,
	10.250% due 7/15/13	118,500
250,000	Terex Corp., Sr. Sub. Notes, Series B, 10.375% due 4/1/11 (a)	281,250
50,000	TRW Automotive Inc., Sr. Sub. Notes, 11.000% due 2/15/13 (a)	60,500

		2,267,040

Media - Cable — 8.8%
200,000	Atlantic Broadband Finance LLC, Sr. Sub. Notes, 9.375% due 1/15/14 (d)	194,500
	Cablevision Systems Corp., Sr. Notes:
350,000	6.669% due 4/1/09 (d)(f)	372,750
75,000	8.000% due 4/15/12 (a)(d)	80,438
164,342	Canwest Media Inc., Sr. Sub. Notes, 8.000% due 9/15/12 (d)	177,079
	Charter Communications Holdings, LLC:
	Sr. Discount Notes:
175,000	Zero coupon until 1/15/06, 13.500% thereafter, due 1/15/11 (a)	147,875
1,275,000	Zero coupon until 5/15/06, 11.750% thereafter, due 5/15/11	943,500
75,000	Zero coupon until 1/15/07, 12.125% thereafter, due 1/15/12	51,375
25,000	Sr. Notes, 8.625% due 4/1/09	21,812
100,000	Dex Media East LLC/Dex Media East Finance Co., Sr. Notes,
	9.875% due 11/15/09	114,375
150,000	Dex Media Inc., Discount Notes, zero coupon until 11/15/08,
	9.000% thereafter, due 11/15/13	118,312
195,000	Dex Media West LLC/Dex Media Finance Co., Sr. Sub. Notes, Series B,
	9.875% due 8/15/13	225,713
175,000	DirecTV Holdings LLC, Sr. Notes, 8.375% due 3/15/13	197,094
357,000	EchoStar DBS Corp., Sr. Notes, 9.125% due 1/15/09	394,485
125,000	Houghton Mifflin Co., Sr. Discount Notes, zero coupon until 10/15/08,
	11.500% thereafter, due 10/15/13 (a)	92,500
175,000	Insight Midwest, L.P., Sr. Notes, 10.500% due 11/1/10 (a)	192,500
100,000	Interep National Radio Sales, Inc., Sr. Sub. Notes, Series B,
	10.000% due 7/1/08	75,875
225,000	Mediacom LLC, Sr. Notes, 9.500% due 1/15/13 (a)	226,969
250,000	NextMedia Operating, Inc., Sr. Sub. Notes, 10.750% due 7/1/11	281,250

See Notes to Financial Statements.

S A L O M O N     B R O T H E R S     H I G H     I N C O M E     F U N D     I N C .

Schedule of Investments (continued)
December 31, 2004
Face
Amount	Security	Value

Media - Cable — 8.8% (continued)
$ 100,000	PanAmSat Corp., Sr. Notes, 9.000% due 8/15/14 (d)	$112,125
200,000	Radio One, Inc., Sr. Sub. Notes, Series B, 8.875% due 7/1/11	218,750
50,000	R.H. Donnelley Finance Corp. I, Sr. Sub. Notes, 10.875% due 12/15/12 (d)	59,625
	Yell Finance B.V.:
349,000	Sr. Discount Notes, zero coupon until 8/1/06, 13.500% thereafter,
	due 8/1/11	344,638
17,000	Sr. Notes, 10.750% due 8/1/11	19,720
	Young Broadcasting Inc., Sr. Sub. Notes:
50,000	10.000% due 3/1/11	53,625
125,000	8.750% due 1/15/14 (a)	126,563

		4,843,448

Services/Other — 2.5%
100,000	Allied Security Escrow Corp., Sr. Sub. Notes, 11.375% due 7/15/11 (d)	105,000
425,000	Allied Waste North America, Inc., Sr. Notes, Series B, 7.375% due 4/15/14 (a)	409,062
150,000	Brand Services, Inc., Sr. Sub. Notes, 12.000% due 10/15/12	168,750
	Cenveo Corp.:
125,000	Sr. Notes, 9.625% due 3/15/12	137,812
75,000	Sr. Sub. Notes, 7.875% due 12/1/13	70,125
1,000,000	The Holt Group, Inc., Sr. Notes, 9.750% due 1/15/06 (b)(c)(e)	0
250,000	Iron Mountain Inc., Sr. Sub. Notes, 7.750% due 1/15/15	255,000
75,000	Muzak LLC, Sr. Notes, 10.000% due 2/15/09	70,219
162,000	SITEL Corp., Sr. Sub. Notes, 9.250% due 3/15/06	164,430

		1,380,398

Technology — 2.0%
	Amkor Technology Inc.:
125,000	Sr. Notes, 9.250% due 2/15/08 (a)	128,437
100,000	Sr. Sub. Notes, 10.500% due 5/1/09 (a)	100,500
550,000	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29 (a)	500,500
175,000	Nortel Networks Ltd., Notes, 6.125% due 2/15/06	178,937
175,000	Seagate Technology HDD Holdings, Sr. Notes, 8.000% due 5/15/09 (a)	189,875

		1,098,249

Telecommunications — 7.7%
	Alamosa (Delaware), Inc.:
16,000	Sr. Discount Notes, zero coupon until 7/31/05, 12.000% thereafter,
	due 7/31/09	17,440
162,000	Sr. Notes, 11.000% due 7/31/10	191,565
146,000	American Tower Corp., Sr. Notes, 9.375% due 2/1/09	155,125
160,000	American Tower Escrow Corp., Discount Notes, zero coupon due 8/1/08	120,400
225,000	AT & T Corp., Sr. Notes, 9.750% due 11/15/31	269,719
200,000	Centennial Communications Corp., Sr. Notes, 8.125% due 2/1/14	206,500
525,000	Crown Castle International Corp., Sr. Notes, 7.500% due 12/1/13	567,000
800,000	Nextel Communications, Inc., Sr. Notes, 7.375% due 8/1/15	884,000

See Notes to Financial Statements.

S A L O M O N     B R O T H E R S     H I G H     I N C O M E     F U N D     I N C .

Schedule of Investments (continued)
December 31, 2004
Face
Amount	Security	Value

Telecommunications — 7.7% (continued)
$375,000	Qwest Corp., Notes, 9.125% due 3/15/12 (d)	$435,000
	Qwest Services Corp., Notes:
300,000	14.000% due 12/15/10 (d)	362,250
81,000	14.500% due 12/15/14 (d)	102,870
	SBA Communications Corp.:
25,000	Sr. Discount Notes, zero coupon until 12/15/07, 9.750% thereafter,
	due 12/15/11	21,188
175,000	Sr. Notes, 8.500% due 12/1/12 (d)	179,375
75,000	SpectraSite, Inc., Sr. Notes, 8.250% due 5/15/10	80,437
	UbiquiTel Operating Co., Sr. Notes:
75,000	9.875% due 3/1/11	84,563
125,000	9.875% due 3/1/11 (d)	140,938
175,000	U.S. Unwired Inc., Sr. Secured Notes, Series B, 10.000% due 6/15/12	198,188
200,000	Western Wireless Corp., Sr. Notes, 9.250% due 7/15/13	218,500

		4,235,058

Transportation — 0.5%
	Continental Airlines, Inc., Pass-Through Certificates:
100,836	Series 00-2, 8.312% due 4/2/11	77,696
109,321	Series 981C, 6.541% due 9/15/08	100,846
75,000	General Maritime Corp., Sr. Notes, 10.000% due 3/15/13	86,625

		265,167

Utilities — 5.2%
	The AES Corp., Sr. Notes:
125,000	8.750% due 6/15/08	137,500
50,000	9.500% due 6/1/09 (a)	57,125
100,000	9.375% due 9/15/10 (a)	116,750
150,000	7.750% due 3/1/14	163,500
200,000	Allegheny Energy Supply Statutory Trust 2001, Secured Notes,
	10.250% due 11/15/07 (d)	228,000
470,000	Calpine Corp., Secured Notes, 8.500% due 7/15/10 (a)(d)	405,375
100,000	Calpine Generating Co. LLC, Secured Notes, 11.169% due 4/1/11 (f)	98,250
	Edison Mission Energy, Sr. Notes:
175,000	7.730% due 6/15/09	189,000
275,000	9.875% due 4/15/11	327,250
225,000	Mirant Americas Generation, LLC., Sr. Notes, 9.125% due 5/1/31 (b)(c)	235,688
400,000	NRG Energy, Inc., Secured Notes, 8.000% due 12/15/13 (d)	438,000
	Reliant Energy Inc., Secured Notes:
50,000	9.250% due 7/15/10	56,000
375,000	9.500% due 7/15/13 (a)	427,969

		2,880,407

	Total Corporate Bonds & Notes (Cost — $38,252,323)	37,885,289

See Notes to Financial Statements.

S A L O M O N     B R O T H E R S     H I G H     I N C O M E     F U N D     I N C .

Schedule of Investments (continued)
December 31, 2004
Face
Amount	Security	Value

Convertible Bonds & Notes — 0.4%
Technology — 0.2%
$225,000	Sanmina-SCI Corp., Sub. Debentures, zero coupon due 9/12/20	$118,687

Telecommunications — 0.2%
125,000	American Tower Corp., Notes, 5.000% due 2/15/10	126,250

	Total Convertible Bonds & Notes (Cost — $175,595)	244,937

Sovereign Bonds — 22.0%
Argentina — 0.5%
	Republic of Argentina:
185,000	Discount Bond, Series L-GL, 3.500% due 3/31/23 (b)(c)(f)	104,525
300,000	Par Bond, Series L-GP, 6.000% due 3/31/23 (b)(c)	169,500

		274,025

Brazil — 5.0%
	Federative Republic of Brazil:
250,000	10.125% due 5/15/27	285,625
340,000	12.250% due 3/6/30	448,375
195,000	11.000% due 8/17/40	231,465
1,481,793	C Bond, 8.000% due 4/15/14	1,516,522
198,531	DCB, Series L, 2.125% due 4/15/12 (f)	190,093
69,231	FLIRB, Series L, 3.063% due 4/15/09 (f)	67,846

		2,739,926

Bulgaria — 0.1%
50,000	Republic of Bulgaria, 8.250% due 1/15/15 (d)	63,062

Chile — 0.3%
175,000	Republic of Chile, 5.500% due 1/15/13	184,057

Colombia — 1.1%
	Republic of Colombia:
75,000	10.500% due 7/9/10	87,750
250,000	10.000% due 1/23/12	290,000
100,000	10.750% due 1/15/13	119,625
50,000	11.750% due 2/25/20	64,750
45,000	10.375% due 1/28/33	52,200

		614,325

Ecuador — 0.8%
420,000	Republic of Ecuador, 12.000% due 11/15/12 (d)	432,600

El Salvador — 0.2%
100,000	Republic of El Salvador, 7.750% due 1/24/23 (d)	110,000

See Notes to Financial Statements.

S A L O M O N     B R O T H E R S     H I G H     I N C O M E     F U N D     I N C .

Schedule of Investments (continued)
December 31, 2004
Face
Amount	Security	Value

Malaysia — 0.4%
	Petronas Capital Ltd.:
$ 50,000	7.000% due 5/22/12 (d)	$57,377
125,000	7.785% due 5/22/12 (d)	155,295

		212,672

Mexico — 3.8%
	United Mexican States:
25,000	7.500% due 1/14/12	28,413
745,000	6.625% due 3/3/15	801,993
75,000	11.375% due 9/15/16	110,625
205,000	8.125% due 12/30/19	241,900
	Medium-Term Notes:
60,000	8.300% due 8/15/31	70,350
	Series A:
50,000	6.375% due 1/16/13	53,188
603,000	5.875% due 1/15/14	619,583
150,000	7.500% due 4/8/33	162,563

		2,088,615

Panama — 0.6%
	Republic of Panama:
175,000	7.250% due 3/15/15	182,000
50,000	9.375% due 1/16/23	58,250
50,000	8.875% due 9/30/27	55,750
57,272	PDI, 2.750% due 7/17/16 (f)	54,408

		350,408

Peru — 1.0%
	Republic of Peru:
40,000	9.125% due 2/2/12	46,750
200,000	9.875% due 2/6/15	248,000
100,000	8.750% due 11/21/33	109,500
175,000	FLIRB, 4.500% due 3/7/17 (f)	164,500

		568,750

The Philippines — 0.8%
	Republic of the Philippines:
300,000	9.375% due 1/18/17	313,125
125,000	10.625% due 3/16/25	134,062

		447,187

See Notes to Financial Statements.

S A L O M O N     B R O T H E R S     H I G H     I N C O M E     F U N D     I N C .

Schedule of Investments (continued)
December 31, 2004
Face
Amount	Security	Value

Russia — 4.3%
$ 150,000	Aries Vermoegensverwaltungs GmbH, Russian Federation
	Credit-Linked Notes, Series C, 9.600% due 10/25/14 (d)	$185,250
	Russian Federation:
95,000	8.250% due 3/31/10 (d)	105,005
75,000	12.750% due 6/24/28 (d)	122,930
1,935,000	5.000% due 3/31/30 (d)(f)	1,997,888

		2,411,073

South Africa — 0.5%
	Republic of South Africa:
25,000	9.125% due 5/19/09	29,594
200,000	6.500% due 6/2/14	219,500

		249,094

Turkey — 1.1%
	Republic of Turkey:
25,000	11.750% due 6/15/10	31,508
300,000	11.500% due 1/23/12	386,943
50,000	11.000% due 1/14/13	63,550
40,000	11.875% due 1/15/30	57,700
50,000	Collective Action Securities, 9.500% due 1/15/14	59,123

		598,824

Ukraine — 0.4%
175,005	Republic of Ukraine, 11.000% due 3/15/07 (d)	188,386

Venezuela — 1.1%
	Republic of Venezuela:
290,000	5.375% due 8/7/10	273,760
125,000	8.500% due 10/8/14	131,875
	Collective Action Securities:
100,000	10.750% due 9/19/13	119,000
75,000	9.375% due 1/13/34	79,463

		604,098

	Total Sovereign Bonds (Cost — $11,030,624)	12,137,102

Loan Participation (f)(g) — 0.1%
46,000	Kingdom of Morocco, Tranche A, 2.781% due 1/2/09 (JPMorgan Chase & Co.)
	(Cost — $45,496)	45,196

Shares

Common Stock (c) — 4.0%
500	AmeriKing, Inc. (e)	0
6,084	Axiohm Transaction Solutions, Inc. (e)	0

See Notes to Financial Statements.

S A L O M O N     B R O T H E R S     H I G H     I N C O M E     F U N D     I N C .

Schedule of Investments (continued)
December 31, 2004
Shares	Security	Value

Common Stock (c) — 4.0% (continued)
3,747	Mattress Discounters Co. (e)	$0
10,684	NTL Inc. (a)	779,505
13,046	SpectraSite, Inc. (a)	755,363
21,318	Telewest Global Inc. (a)	374,770
30,530	UnitedGlobalCom, Inc., Class A Shares	294,920

	Total Common Stock (Cost — $1,921,556)	2,204,558

Escrow Shares (c)(e) — 0.0%
1,000,000	Breed Technologies, Inc.	0
1,000,000	Pillowtex Corp.	0

	Total Escrow Shares (Cost — $0)	0

Preferred Stock — 0.5%
271	Alamosa Holdings, Inc., 7.500% Cumulative Convertible, Series B (a)	254,266
1,271	AmeriKing, Inc. 13.000% Sr. Exchangeable (c)(e)(h)	0
8	Anvil Holdings Inc., 13.000% Sr. Exchangeable, Series B	82
	TCR Holdings Corp.:
803	Class B (c)(e)	1
442	Class C (c)(e)	0
1,165	Class D (c)(e)	1
2,410	Class E (c)(e)	2

	Total Preferred Stock (Cost — $83,265)	254,352

Warrants

Warrants (c) — 0.1%
160	American Tower Escrow Corp., (Exercise price of $0.01 per share expiring on
	8/1/08. Each warrant exercisable for 14.095 shares of common stock.) (d)	36,880
250	Brown Jordan International Inc., (Exercise price of $0.01 per share expiring on
	8/15/07. Each warrant exercisable for 0.230 shares of common stock.) (d)	2
1,607,813	ContiFinancial Corp., Units of Interest, (Represents interests in a trust in the
	liquidation of ContiFinancial Corp. and its affiliates.)	32,156
780	Mattress Discounters Corp., (Exercise price of $0.01 per share expiring on
	7/15/07. Each warrant exercisable for 4.850 shares of Class A common stock
	and 0.539 shares of Class L common stock.) (d)(e)	0
100	Mueller Holdings, Inc., (Exercise price of $0.01 per share expiring on 4/15/14.
	Each warrant exercisable for 109.820 share of common stock.)	7,025
6,723	Pillowtex Corp., (Exercise price of $28.99 per share expiring on 11/24/09. Each
	warrant exercisable for 1.000 share of common stock.) (e)	7

	Total Warrants (Cost — $58,965)	76,070

See Notes to Financial Statements.

S A L O M O N     B R O T H E R S     H I G H     I N C O M E     F U N D     I N C .

Schedule of Investments (continued)
December 31, 2004
Face
Amount	Security	Value

Repurchase Agreements — 2.4%
$296,000	Merrill Lynch Government Securities Inc. dated 12/31/04, 2.240% due 1/3/05;
	Proceeds at maturity — $296,055; (Fully collateralized by various U.S.
	Government agency obligations, 0.000% to 6.200% due 4/17/06 to 12/30/24;
	Market value — $301,922)	$296,000
1,000,000	UBS Securities LLC dated 12/31/04, 2.170% due 1/3/05; Proceeds at
	maturity — $1,000,181; (Fully collateralized by various U.S. Government
	agency obligations, 0.000% to 8.500% due 1/18/05 to 3/11/31; Market
	value — $1,020,005)	1,000,000

	Total Repurchase Agreements (Cost — $1,296,000)	1,296,000

	Total Investments — 98.3% (Cost — $52,863,824*)	54,143,504
	Other Assets in Excess of Liabilities — 1.7%	962,036

	Total Net Assets — 100.0%	$55,105,540

Shares

Securities Purchased With Loaned Securities Collateral
2,749,638	State Street Navigator Securities Lending Trust Prime Portfolio
	(Cost — $2,749,638)	$2,749,638

(a)	All or a portion of this security is on loan (See Notes 1 and 3).

(b)	Security is currently in default.

(c)	Non-income producing security.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid pursuant to guidelines approved by the Board of Directors.

(e)	Security is valued in accordance with fair valuation procedures.

(f)	Rate shown reflects current rate on instrument with variable rate or step coupon rates.

(g)	Participation interests were acquired through the financial institutions indicated parenthetically.

(h)	Payment-in-kind security for which all or part of the income earned may be paid as additional principle.

*	Aggregate cost for federal income tax purposes is $52,885,710.

Abbreviations used in this schedule:

C Bond — Capitalization Bond
DCB — Debt Conversion Bond
FLIRB — Front-Loaded Interest Reduction Bond
PDI — Past Due Interest

See Notes to Financial Statements.

S A L O M O N     B R O T H E R S     H I G H     I N C O M E     F U N D     I N C .
Statement of Assets and Liabilities
December 31, 2004
ASSETS:
Investments, at value (Cost — $52,863,824)	$54,143,504
Securities purchased with loaned securities collateral, at value (Cost — $2,749,638) (Notes 1 and 3)	2,749,638
Cash	78,612
Interest receivable	1,060,396
Receivable for securities sold	510,045

Total Assets	58,542,195

LIABILITIES:
Payable for loaned securities collateral (Notes 1 and 3)	2,749,638
Payable for securities purchased	501,709
Management fee payable	32,381
Accrued expenses	152,927

Total Liabilities	3,436,655

Total Net Assets	$55,105,540

NET ASSETS:
Par value of capital shares ($0.001 par value, 100,000,000 shares authorized;
5,140,713 shares outstanding)	$5,141
Capital paid in excess of par value	65,046,650
Overdistributed net investment income	(26,876)
Accumulated net realized loss from investment transactions	(11,199,055)
Net unrealized appreciation of investments	1,279,680

Total Net Assets	$55,105,540

Net Asset Value, per share ($55,105,540 ÷ 5,140,713 shares outstanding)	$10.72

See Notes to Financial Statements.

S A L O M O N     B R O T H E R S     H I G H     I N C O M E     F U N D     I N C .

Statement of Operations For the Year Ended December 31, 2004
INVESTMENT INCOME:
Interest	$4,428,747
Dividends	17,370
Securities lending	7,849

Total Investment Income	4,453,966

EXPENSES:
Management fee (Note 2)	370,022
Directors’ fees	73,723
Shareholder communications	70,664
Legal fees	65,717
Audit and tax fees	57,198
Custody	48,240
Transfer agency services	28,651
Stock exchange listing fees	21,413
Insurance	3,393
Other	8,438

Total Expenses	747,459

Net Investment Income	3,706,507

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Gain From Investment Transactions	2,248,031
Net Change in Unrealized Appreciation/Depreciation of Investments	(165,598)

Net Gain on Investments	2,082,433

Increase in Net Assets From Operations	$5,788,940

See Notes to Financial Statements.

S A L O M O N     B R O T H E R S     H I G H     I N C O M E     F U N D     I N C .

Statements of Changes in Net Assets For the Years Ended December 31,
	2004	2003

OPERATIONS:
Net investment income	$3,706,507	$4,118,912
Net realized gain	2,248,031	1,657,522
Net Change in net unrealized appreciation/depreciation	(165,598)	6,472,015

Increase in Net Assets From Operations	5,788,940	12,248,449

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(4,509,960)	(4,881,352)

Decrease in Net Assets From Distributions to Shareholders	(4,509,960)	(4,881,352)

FUND SHARE TRANSACTIONS:
Net asset value of shares issued on reinvestment of dividends
(32,774 and 42,689 shares issued, respectively)	349,718	444,802

Increase in Net Assets From Fund Share Transactions	349,718	444,802

Increase in Net Assets	1,628,698	7,811,899

NET ASSETS:
Beginning of year	53,476,842	45,664,943

End of year*	$55,105,540	$53,476,842

* Includes overdistributed net investment income of:	$(26,876)	$—

See Notes to Financial Statements.

S A L O M O N     B R O T H E R S     H I G H     I N C O M E     F U N D     I N C .

Financial Highlights

Data for a share of capital stock outstanding throughout each year ended December 31:

	2004	2003	2002	2001	2000

Net Asset Value, Beginning of Year	$10.47	$9.02	$9.58	$10.13	$12.00

Income (Loss) From Operations:
Net investment income	0.72	0.81	0.86	1.05	1.35
Net realized and unrealized gain (loss)	0.41	1.60	(0.42)	(0.30)	(1.72)

Total Income (Loss) From Operations	1.13	2.41	0.44	0.75	(0.37)

Less Distributions From:
Net investment income	(0.88)	(0.96)	(0.86)	(1.05)	(1.35)
Capital	—	—	(0.14)	(0.25)	(0.15)

Total Distributions	(0.88)	(0.96)	(1.00)	(1.30)	(1.50)

Net Asset Value, End of Year	$10.72	$10.47	$9.02	$9.58	$10.13

Per Share Market Price, End of Year	$10.23	$11.42	$9.39	$10.55	$12.0625

Total Return, Based on Market Price(1)	(2.70)%	33.31%	(1.32)%	(1.69)%	19.81%

Ratios to Average Net Assets:
Expenses	1.41%	1.44%	1.35%	1.21%	1.05%
Net investment income	7.01%	8.27%	9.41%	10.62%	12.10%
Net Assets, End of Year (000s)	$55,106	$53,477	$45,665	$48,080	$50,226
Portfolio Turnover Rate	56%	57%	117%	153%	86.4%

(1)	For purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.

See Notes to Financial Statements.

S A L O M O N     B R O T H E R S     H I G H     I N C O M E     F U N D     I N C .

Notes to Financial Statements

Note 1. Organization and Significant Accounting Policies

Salomon Brothers High Income Fund Inc. (“Fund”) was incorporated in Maryland on September 14, 1992 and is registered as a diversified, closed-end, management investment company under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Fund seeks to maintain a high level of current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities issued by U.S. and foreign corporations and foreign governments. As a secondary objective, the Fund seeks capital appreciation.

The following are significant accounting policies consistently followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) INVESTMENT VALUATION. In valuing the Fund’s assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there were a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales on such date and bid and asked quotations are available, and (iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. When market quotations are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value.

(b) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund’s policy that a custodian take possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) LENDING OF PORTFOLIO SECURITIES. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial

S A L O M O N     B R O T H E R S     H I G H     I N C O M E     F U N D     I N C .

Notes to Financial Statements (continued)

organizations, and receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as investment income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

(d) LOAN PARTICIPATIONS. The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions (“lenders”). The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender. The Fund may have difficulty disposing of participations/assignments because the market for certain instruments may not be highly liquid.

(e) CREDIT AND MARKET RISK. The yields of emerging markets debt obligations and high-yield corporate debt obligations reflect, among other things, perceived credit and market risk. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

(f) INVESTMENT TRANSACTIONS. Investment transactions are recorded on trade date. Interest income is accrued on a daily basis. Market discount or premium on securities purchased is accreted or amortized, respectively, on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments. Dividend income is recorded on ex-dividend date.

(g) DIVIDENDS AND DISTRIBUTIONS. The Fund pays dividends to shareholders monthly. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets. Dividends and distributions, which exceed net investment income and net realized capital gains, are reported as distributions from capital.

S A L O M O N     B R O T H E R S     H I G H     I N C O M E     F U N D     I N C .

Notes to Financial Statements (continued)

(h) FEDERAL AND OTHER TAXES. It is the Fund’s policy to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) RECLASSIFICATION. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $776,577 has been reclassified between paid-in capital and overdistributed net investment income due to a taxable overdistribution. This reclassification has no effect on net assets or net asset values per share.

Note 2. Management Fee and Other Transactions With Affiliates

Salomon Brothers Asset Management Inc (“Investment Manager”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager to the Fund. The Investment Manager is responsible on a day-to-day basis for the management of the Fund’s portfolio in accordance with the Fund’s investment objectives and policies, for making decisions to buy, sell, or hold particular securities and is responsible for the day-to-day administration of the Fund. The management fee for these services is payable monthly at an annual rate of 0.70% of the Fund’s average weekly net assets.

The Investment Manager has delegated certain administrative responsibilities to Smith Barney Fund Management LLC (“SBFM”), another indirect wholly-owned subsidiary of Citigroup, pursuant to a Sub-Administration Agreement between the Investment Manager and SBFM. SBFM is compensated by the Investment Manager and not the Fund for these services.

During the year ended December 31, 2004, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the investment manager.

Certain officers and/or Directors of the Fund are also officers and/or Directors of the Investment Manager and do not receive compensation from the Fund.

Note 3. Investments Activity

During the year ended December 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$28,646,170

Sales	$29,818,330

S A L O M O N     B R O T H E R S     H I G H     I N C O M E     F U N D     I N C .

Notes to Financial Statements (continued)

At December 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$5,178,148
Gross unrealized depreciation	(3,920,354)

Net unrealized appreciation	$1,257,794

At December 31, 2004, the Fund held one loan participation with a total cost of $45,496 and a total market value of $45,196.

At December 31, 2004, the Fund loaned securities having a market value of $2,696,523. The Fund received cash collateral amounting to $2,749,638 which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio, a Rule 2a-7 money market fund, registered under the 1940 Act.

Note 4. Income Tax Information & Distributions to Shareholders

The tax character of distributions paid during the years ended December 31, were as follows:

	2004	2003

Ordinary income	$4,509,960	$4,881,352

As of December 31, 2004, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward	(11,177,169	)*
Other book/tax temporary differences	(26,876	)**
Unrealized appreciation/(depreciation)	1,257,794	***

Total accumulated losses	$(9,946,251)

The Fund paid ordinary income distributions of $0.06 per share to shareholders of record on January 19 and February 15, 2005. These distributions will be reflected in the financial statements for the fiscal year ended December 31, 2005.

*	On December 31, 2004, the Fund had a net capital loss carryforward of $11,177,169, of which $1,448,995 expires in 2008, $8,479,731 expires in 2009 and $1,248,443 expires in 2010. This amount will be available to offset any future realized capital gains. To the extent that these carryforward losses are used to offset capital gains, the capital gains so offset will not be distributed. However, to the extent that the Fund’s current year distributions of net investment income exceed current year taxable income, such excess distributions will be taxable as ordinary income to shareholders to the extent of the capital loss carryforward utilized.

**	Other book/tax temporary differences are attributable primarily to book/tax differences in the accrual of income on securities in default.

***	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

S A L O M O N     B R O T H E R S     H I G H     I N C O M E     F U N D     I N C .

Notes to Financial Statements (continued) Note 5. Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the SEC’s investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund. The Fund did not implement the contractual arrangement described above and will not receive any payments.

S A L O M O N     B R O T H E R S     H I G H     I N C O M E     F U N D     I N C .

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Salomon Brothers High Income Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers High Income Fund Inc. (the “Fund”) at December 31, 2004, the results of its operations, for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP New York, New York February 22, 2005

S A L O M O N     B R O T H E R S     H I G H     I N C O M E     F U N D     I N C .

Additional Information (unaudited) Information about Directors and Officers

The business and affairs of Salomon Brothers High Income Fund Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

Number of

Portfolios
Advised by
SBAM(2), and
		Term of	Principal	Overseen by
	Position(s)	Office(1) and	Occupation(s)	Director	Other
	Held with	Length of	During Past	(including	Board Memberships
Name, Address and Birth Year	Fund(1)	Time Served	5 Years	the Fund)	Held by Director

Non-Interested Directors:
Carol L. Colman	Director and	Since	President,	37	None
Colman Consulting Co.	Member of	2002	Colman Consulting Co.
278 Hawley Road	the Nominating
North Salem,	and Audit
NY 10560	Committees,
Birth Year: 1946	Class III

Daniel P. Cronin	Director and	Since	Formerly, Associate	34	None
24 Woodlawn Avenue	Member of the	1993	General Counsel,
New Rochelle, NY 10804	Nominating		Pfizer Inc.
Birth Year: 1946	and Audit
Committees,
Class I

Leslie H. Gelb	Director and	Since	President, Emeritus and	34	Director of two
150 East 69th Street	Member of the	2001	Senior Board Fellow,		registered
New York, NY 10021	Nominating		The Council on Foreign		investment
Birth Year: 1937	and Audit		Relations; formerly,		companies
	Committees,		Columnist, Deputy		advised by
	Class II		Editorial Page Editor		Advantage
			and Editor, Op-Ed Page,		Advisers, Inc.
			The New York Times		(“Advantage”)

William R. Hutchinson	Director and	Since	President, W.R.	44	Associated
535 N. Michigan Avenue	Member of	2003	Hutchinson & Associates		Banc-Corp.
Suite 1012	Nominating		Inc.; Formerly Group
Chicago, IL 60611	and Audit		Vice President, Mergers
Birth Year: 1942	Committees,		and Acquisitions, BP
	Class I		Amoco P.L.C.

Riordan Roett	Director and	Since	Professor and Director,	34	None
The Johns Hopkins	Member of the	1995	Latin America Studies
University	Nominating		Program, Paul H. Nitze
1740 Massachusetts Avenue	and Audit		School of Advanced
NW Washington, DC 20036	Committees,		International Studies,
Birth Year: 1938	Class II		The Johns Hopkins
University

S A L O M O N     B R O T H E R S     H I G H     I N C O M E     F U N D     I N C .

Additional Information (unaudited) (continued)

Number of
Portfolios
Advised by
SBAM(2), and
		Term of	Principal	Overseen by
	Position(s)	Office(1) and	Occupation(s)	Director	Other
	Held with	Length of	During Past	(including	Board Memberships
Name, Address and Birth Year	Fund(1)	Time Served	5 Years	the Fund)	Held by Director

Jeswald W. Salacuse	Director and	Since	Henry J. Braker	34	Director of two
Tufts University	Member of the	1993	Professor of Commercial		registered
The Fletcher School of	Nominating		Law and formerly Dean,		investment
Law & Diplomacy	and Audit		The Fletcher School of		companies
160 Packard Avenue	Committees,		Law & Diplomacy, Tufts		advised by
Medford, MA 02155	Class I		University		Advantage
Birth Year: 1938

Interested Directors:
R. Jay Gerken, CFA(3)	Director, Class III	Since	Managing Director of	219	None
Citigroup Asset	Chairman and	2002	Citigroup Global Markets
Management (“CAM”)	Chief		Inc. (“CGM”); Chairman,
399 Park Avenue, 4th Floor	Executive		President, Chief
New York, NY 10022	Officer		Executive Officer and
Birth Year: 1951			Director of Smith Barney
Fund Management LLC
(“SBFM”), Travelers
Investment Adviser, Inc.
(“TIA”) and Citi Fund
Management Inc.
(“CFM”); President and
Chief Executive Officer
of certain mutual funds
associated with Citigroup
Inc. (“Citigroup”):
Formerly Portfolio
Manager of Smith Barney
Allocation Series Inc.
(from 1996 to 2001) and
Smith Barney Growth
and Income Fund (from
1996 to 2000)

S A L O M O N     B R O T H E R S     H I G H     I N C O M E     F U N D     I N C .

Additional Information (unaudited) (continued)

Number of
Portfolios
Advised by
SBAM(2), and
		Term of	Principal	Overseen by
	Position(s)	Office(1) and	Occupation(s)	Director	Other
	Held with	Length of	During Past	(including	Board Memberships
Name, Address and Birth Year	Fund(1)	Time Served	5 Years	the Fund)	Held by Director

Officers:
Peter J. Wilby, CFA	President	Since	Managing Director of	N/A	N/A
CAM		2002	CGM and SBAM
399 Park Avenue, 4th Floor
New York, NY 10022	Executive	1993–
Birth Year: 1958	Vice-President	2002

Andrew B. Shoup	Senior Vice	Since	Director of CAM; Senior	N/A	N/A
CAM	President and	2003	Vice President and Chief
125 Broad Street, 11th Floor	Chief		Administrative Officer of
New York, NY 10004	Administrative		mutual funds associated
Birth Year: 1956	Officer		with Citigroup;
Treasurer of certain
mutual funds associated
with Citigroup; Head of
International Funds
Administration of CAM
(from 2001 to 2003);
Director of Global
Funds Administration of
(from 2000 to
2001); Head of U.S.
Citibank Funds
Administration of CAM
(from 1998 to 2000)

Frances M. Guggino	Chief	Since	Vice President of CGM;	N/A	N/A
CAM	Financial	2004	Chief Financial Officer
125 Broad Street, 10th Floor	Officer and		and Treasurer of certain
New York, NY 10004	Treasurer		mutual funds associated
Birth Year: 1957			with Citigroup;
	Controller	2002–	Controller of certain
		2004	mutual funds associated
with Citigroup (from
1999 to 2004)

James E. Craige, CFA	Executive Vice	Since	Managing Director of	N/A	N/A
CAM	President	1996	CGM and SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Birth Year: 1967

S A L O M O N     B R O T H E R S     H I G H     I N C O M E     F U N D     I N C .

Additional Information (unaudited) (continued)

Number of
Portfolios
Advised by
SBAM(2), and
		Term of	Principal	Overseen by
	Position(s)	Office(1) and	Occupation(s)	Director	Other
	Held with	Length of	During Past	(including	Board Memberships
Name, Address and Birth Year	Fund(1)	Time Served	5 Years	the Fund)	Held by Director

Thomas K. Flanagan, CFA	Executive Vice	Since	Managing Director of	N/A	N/A
CAM	President	1996	SBAM (since 1998);
399 Park Avenue, 4th Floor			Director of SBAM and
New York, NY 10022			CGM (from 1991 to
Birth Year: 1953			1999)

Beth Semmel, CFA	Executive Vice	Since	Managing Director of	N/A	N/A
CAM	President	1996	CGM and SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Birth Year: 1960

Andrew Beagley	Chief	Since	Director of CGM (since	N/A	N/A
CAM	Compliance	2004	2000); Director of
399 Park Avenue 4th Floor	Officer		Compliance, North
New York, NY 10022			America, CAM (since
Birth Year: 1962			2000); Chief Anti-Money
Laundering Compliance
Officer, Chief Compliance
Officer and Vice President
of certain mutual funds
associated with Citigroup;
Director of Compliance,
Europe, the Middle East
and Africa, CAM (from
1999 to 2000); Chief
Compliance Officer
SBFM, CFM, TIA,
Salomon Brothers Asset
Management Limited,
Smith Barney Global
Capital Management Inc.

Wendy S. Setnicka	Controller	Since	Vice President of CAM	N/A	N/A
CAM		2004	(since 2003); Controller
125 Broad Street, 10th Floor			of certain mutual funds
New York, NY 10004			associated with Citigroup;
Birth Year: 1964			Assistant Controller of CAM
(from 2002 to
2004); Accounting
Manager of CAM (from
1998 to 2002)

S A L O M O N     B R O T H E R S     H I G H     I N C O M E     F U N D     I N C .

Additional Information (unaudited) (continued)
Number of
Portfolios
Advised by
SBAM(2), and
		Term of	Principal	Overseen by
	Position(s)	Office(1) and	Occupation(s)	Director	Other
	Held with	Length of	During Past	(including	Board Memberships
Name, Address and Birth Year	Fund(1)	Time Served	5 Years	the Fund)	Held by Director

Robert I. Frenkel	Secretary and	Since	Managing Director	N/A	N/A
CAM	Chief Legal	2003	and General Counsel
300 First Stamford Place	Officer		of Global Mutual
4th Floor			Funds for CAM and
Stamford, CT 06902			its predecessor (since
Birth Year: 1954			1994); Secretary and
Chief Legal Officer of
mutual funds associated
with Citigroup

(1)	The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2007, year 2005 and year 2006, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen annually to hold office until their successors are duly elected and qualified.

(2)	Number of portfolios advised by SBAM or affiliates of SBAM.

(3)	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

S A L O M O N     B R O T H E R S     H I G H     I N C O M E     F U N D     I N C .

Annual Chief Executive Officer and Chief Financial Officer Certification (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification and, the Fund also has included the certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC, for the period of this report.

S A L O M O N     B R O T H E R S     H I G H     I N C O M E     F U N D     I N C .

Dividend Reinvestment Plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is provided.

Pursuant to the Fund’s Dividend Reinvestment and Cash Purchase Plan (“Plan”) shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by American Stock Transfer & Trust Company (“Plan Agent”) in Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by American Stock Transfer & Trust Company, as dividend paying agent. In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, monthly, in a minimum amount of $250, for investment in the Fund’s Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about the

S A L O M O N     B R O T H E R S     H I G H     I N C O M E     F U N D     I N C .

Dividend Reinvestment Plan (unaudited) (continued)

first business day of each month. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent’s fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and capital gains distributions and voluntary cash payments made by the participant or any dividends or capital gains distributions payable only in cash. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The reinvestment of dividends and distributions under the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

Participants may terminate their accounts under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date. Upon termination, the Plan Agent will send the participant a certificate for the full shares held in the account and a cash adjustment for any fractional shares to be delivered to each shareholder without charge.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 59 Maiden Lane, New York, New York 10038.

S A L O M O N     B R O T H E R S     H I G H     I N C O M E     F U N D     I N C .

Additional Shareholder Information (unaudited)

This report is transmitted to the shareholders of Salomon Brothers High Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange

Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-446-1013.

Information on how the Fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Fund’s website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

S A L O M O N     B R O T H E R S     H I G H     I N C O M E     F U N D     I N C .

Directors

CA R O L   L. CO L M A N

DA N I E L   P. CR O N I N

LE S L I E   H. GE L B

R. JAY   G E R K E N , CFA

WI L L I A M   R.  HU T C H I N S O N

R I O R D A N   RO E T T

JE S WA L D  W.  SA L A C U S E

Officers

R. JAY   G E R K E N , CFA
    Chairman and Chief Executive Officer

PE T E R   J. WI L B Y, CFA
    President

AN D R E W   B. SH O U P
    Senior Vice President and
    Chief Administrative Officer

FR A N C E S   M.   GU G G I N O
    Chief Financial Officer and Treasurer

JA M E S   E.  CR A I G E , CFA
     Executive Vice President

TH O M A S   K. FL A N A G A N , CFA
    Executive Vice President

BE T H   A. SE M M E L , CFA
    Executive Vice President

AN D R E W   BE A G L E Y
    Chief Compliance Officer

WE N D Y   S.  SE T N I C K A
    Controller

RO B E R T   I.  FR E N K E L
    Secretary and Chief Legal Officer

Salomon Brothers High Income Fund Inc.

     125 Broad Street
     10th Floor, MF-2
     New York, New York 10004
     For information call (toll free)
     1-888-777-0102

IN V E S T M E N T    MA N A G E R    A N D    AD M I N I S T R AT O R
     Salomon Brothers Asset Management Inc
     399 Park Avenue
     New York, New York 10022

CU S T O D I A N
     State Street Bank and Trust Company
     225 Franklin Street
     Boston, Massachusetts 02110

DI V I D E N D    DI S B U R S I N G   A N D   TR A N S F E R    AG E N T
     American Stock Transfer & Trust Company
     59 Maiden Lane
     New York, New York 10038

IN D E P E N D E N T    RE G I S T E R E D  PU B L I C
AC C O U N T I N G    F I R M
     PricewaterhouseCoopers LLP
     300 Madison Avenue
     New York, New York 10017

LE G A L    CO U N S E L
     Simpson Thacher & Bartlett LLP
     425 Lexington Avenue
     New York, New York 10017-3909

NE W  YO R K   ST O C K  EX C H A N G E  SY M B O L
HIF

Salomon Brothers
High Income Fund Inc.

Annual Report

D E C E M B E R   3 1 , 2 0 0 4

American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

HIFANN 12/04

05-7897

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees for Salomon Brothers High Income Fund Inc. were $53,000 and $53,000 for the years ended 12/31/04 and 12/31/03, respectively.

(b)	Audit-Related Fees for Salomon Brothers High Income Fund Inc. were $0 and $0 for the years ended 12/31/04 and 12/31/03.

In addition, there were no Audit-Related Fees billed in the years ended 12/31/04 and 12/31/03 for assurance and related services by the Accountant to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Salomon Brothers High Income Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the period May 6, 2003 to December 31, 2004 (prior to May 6, 2003 services provided by the Accountant were not required to be pre-approved).

(c)	Tax Fees for Salomon Brothers High Income Fund Inc. were $5,700 and $5,700 for the years ended 12/31/04 and 12/31/03. These amounts represent aggregate fees paid for tax compliance and tax advice, which includes (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Salomon Brothers High Income Fund Inc.

There were no fees billed for tax services by the Accountants to service affiliates for the period May 6, 2003 through December 31, 2004 that required pre-approval by the Audit Committee.

(d)	There were no All Other Fees for Salomon Brothers High Income Fund Inc. for the years ended 12/31/04 and 12/31/03.

All Other Fees. The aggregate fees billed for all other non-audit services rendered by the Accountant to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Salomon Brothers High Income Fund Inc., requiring pre-approval by the Audit Committee for the period May 6, 2003 through December 31, 2004, which included the issuance of reports on internal control under SAS No. 70 relating to various Citigroup Asset Management (“CAM”) entities, a profitability review of the Adviser, and phase 1 of an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region, were $1.34 million; all of which were pre-approved by the Audit Committee.

(e)	(1) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent registered public accounting firm to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the independent registered public accounting firm. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent registered public accounting firm, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non- audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Salomon Brothers High Income Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03; Tax Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03. There were no Other Fees paid by the Salomon Brothers High Income Fund Inc.

(f)	N/A

(g)	Non-audit fees billed by the Accountant for services rendered to Salomon Brothers High Income Fund Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers High Income Fund Inc. were $2.74 million and $6.4 million for the years ended 12/31/04 and 12/31/03.

(h)	Yes. The Salomon Brothers High Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre- approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence. All services provided by the Accountant to the Salomon Brothers High Income Fund Inc. or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT
                COMPANIES.

The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup, Inc. (“Citigroup”). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the Manager’s goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the Manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8. [RESERVED]

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

	(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

	(b)	Attached hereto.

	Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers High Income Fund Inc.
By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Salomon Brothers High Income Fund Inc.

Date:	March 9, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Salomon Brothers High Income Fund Inc.

Date:	March 9, 2005

By:	/s/ Frances M Guggino
(Frances M Guggino)
Chief Financial Officer of
Salomon Brothers High Income Fund Inc.

Date:	March 9, 2005